UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2015

Commission file number 001-11625

Pentair plc

(Exact name of Registrant as specified in its charter)

Ireland	98-1141328
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

P.O. Box 471, Sharp Street, Walkden, Manchester, M28 8BU United Kingdom

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: +44-161-703-1885

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On September 9, 2015, Pentair plc (the “Company”), Pentair Finance S.A. (“Pentair Finance”) and Pentair Investments Switzerland GmbH (“Pentair Investments”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representatives of the several underwriters listed therein (the “Underwriters”), pursuant to which Pentair Finance agreed to sell, and the Underwriters agreed to purchase, subject to the terms and conditions set forth therein, $500.0 million aggregate principal amount of Pentair Finance’s 2.900% Senior Notes due 2018, $400.0 million aggregate principal amount of Pentair Finance’s 3.625% Senior Notes due 2020 and $250.0 million aggregate principal amount of Pentair Finance’s 4.650% Senior Notes due 2025 (collectively, the “Notes”), in a public offering (the “Offering”). The Notes are fully and unconditionally guaranteed as to payment of principal and interest by the Company and Pentair Investments. The Offering is expected to close on September 16, 2015.

The Notes are registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (Registration No. 333-204066) that the Company, Pentair Finance and Pentair Investments filed with the Securities and Exchange Commission (the “SEC”) on May 11, 2015. The Company is filing the Underwriting Agreement as part of this Current Report on Form 8-K for purposes of such Registration Statement. The description of the Underwriting Agreement set forth above is qualified by reference to the Underwriting Agreement filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Shell Company Transactions

Not applicable.

(d)	Exhibits

The following exhibit is filed herewith:

Exhibit	Description

1.1	Underwriting Agreement, dated September 9, 2015, among Pentair plc, Pentair Finance S.A. and Pentair Investments Switzerland GmbH, and Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representatives of the several underwriters listed therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on September 11, 2015.

PENTAIR PLC
Registrant

By:	/s/ Angela D. Lageson
Angela D. Lageson
Senior Vice President, General Counsel and Secretary

PENTAIR PLC

Exhibit Index to Current Report on Form 8-K

Dated September 9, 2015

Exhibit	Description

1.1	Underwriting Agreement, dated September 9, 2015, among Pentair plc, Pentair Finance S.A. and Pentair Investments Switzerland GmbH, and Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representatives of the several underwriters listed therein.

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